SUPPLEMENTAL INDENTURE NO. 1
(Golub Capital BDC 2010-1 LLC)

THIS SUPPLEMENTAL INDENTURE NO. 1 (this “First Supplemental Indenture”), dated as of February 15, 2013, is entered into in connection with that certain Indenture, dated as of July 16, 2010 (as amended, supplemented, restated or replaced from time to time, the “Indenture”), by and between GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (herein, together with its permitted successors in the trusts hereunder, called the “Trustee”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Indenture.

RECITALS

WHEREAS, the above-named parties have entered into the Indenture pursuant to which the existing Class A Notes (the “Existing Class A Notes”), the existing Class B Notes (the “Existing Class B Notes”) and the existing Subordinated Notes (the “Existing Subordinated Notes” and, together with the Existing Class A Notes and Existing Class B Notes, the “Existing Notes”) were issued;

WHEREAS, pursuant to and in accordance with Section 8.2 thereof, the Issuer desires to amend the Indenture and the Existing Notes in certain respects as provided herein;

WHEREAS, pursuant to and in accordance with Section 2.13 and Section 3.2, as amended hereby, the Issuer desires to provide for the issuance of additional Class A Notes, Class B Notes and Subordinated Notes;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The Existing Notes are hereby amended and restated as set forth in the respective forms of Notes comprising Exhibits A through Exhibit C hereto.

(b) There is hereby created and designated the following additional Notes to be issued pursuant to the Indenture and this First Supplemental Indenture: (i) additional Class A Notes in an aggregate principal amount of $29,000,000 (the “Additional Class A Notes”), (ii) additional Class B Notes in an aggregate principal amount of $2,000,000 (the “Additional Class B Notes”), and (iii) additional Subordinated Notes in an aggregate principal amount of $19,000,000 (the “Additional Subordinated Notes” and, together with the Additional Class A Notes and Additional Class B Notes, the “Additional Notes”). The Issuer hereby authorizes and issues the Additional Notes and directs Trustee to authenticate such Notes. The Additional Notes shall be subject to the same terms and conditions as the Existing Notes (as such terms and conditions are modified herein).

(c) The Existing Class A Notes (as amended and restated hereby) and Additional Class A Notes shall be combined and issued together in the same form (as set forth on Exhibit A-1 and Exhibit A-2 hereto) and shall share the same CUSIP. The Existing Class B Notes (as amended and restated hereby) and Additional Class B Notes shall be combined and issued together in the same form (as set forth on Exhibit B-1 and Exhibit B-2 hereto) and shall share the same CUSIP. The Existing Subordinated Notes (as amended and restated hereby) and Additional Subordinated Notes shall be combined and issued together in the same form (as set forth on Exhibit C hereto) and shall share the same CUSIP.

(d) Section 1.1 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

“17g-5 Information Provider”: shall mean the Trustee.

“17g-5 Information Provider’s Website”: means the internet website of the 17g-5 Information Provider, initially located at www.structuredfn.com under the tab “NRSRO,” access to which is limited to Rating Agencies and to NRSRO’s that have provided an NRSRO Certification.

(e) Section 1.1 of the Indenture is hereby amended by amending the definition of “Aggregate Excess Funded Spread” by replacing the words “Target Initial Par Amount” appearing in the last line thereof with the words “Reinvestment Target Par Balance”.

(f) Section 1.1 of the Indenture is hereby amended by amending the definition of “Class A Notes” by adding the words “and the First Supplemental Indenture” after the words “this Indenture”.

(g) Section 1.1 of the Indenture is hereby amended by amending the definition of “Class B Notes” by adding the words “and the First Supplemental Indenture” after the words “this Indenture”.

(h) Section 1.1 of the Indenture is hereby amended by amending the definition of “Defaulted Obligation” by adding the following the words “pursuant to clauses (b) through (e) above” immediately after the words “shall not constitute a Defaulted Obligation” appearing in clause (y) of the proviso.

(i) Section 1.1 of the Indenture is hereby amended by amending the definition of “Discount Obligation” by replacing the words “Target Initial Par Amount” appearing in the last line thereof with the words “Reinvestment Target Par Balance”.

(j) Section 1.1 of the Indenture is hereby amended by amending the definition of “Distressed Exchange” by replacing the words “Target Initial Par Amount” appearing in the last line thereof with the words “Reinvestment Target Par Balance”.

(k) Section 1.1 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

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“First Supplemental Indenture”: that certain Supplemental Indenture No. 1, dated as of February 15, 2013, entered into by the Issuer and the Trustee.

“First Supplemental Indenture Date”: February 15, 2013.

(l) Section 1.1 of the Indenture is hereby amended by amending and restating the definition of “Group II Country” in its entirety as follows:

“Group II Country”: Germany, Sweden and Switzerland (or such other countries as may be notified by Moody’s to the Collateral Manager from time to time).

(m) Section 1.1 of the Indenture is hereby amended by amending and restating the definition of “Group III Country” in its entirety as follows:

“Group III Country”: Austria, Belgium, Denmark, Finland, France, Iceland, Liechtenstein, Luxembourg and Norway (or such other countries as may be notified by Moody’s to the Collateral Manager from time to time).

(n) Section 1.1 of the Indenture is hereby amended by amending the definition of “Minimum Weighted Average Moody’s Recovery Rate Test” by replacing the percentage “43.00%” appearing in the third line thereof with the percentage “41.00%”.

(o) Section 1.1 of the Indenture is hereby amended by amending the definition of “Moody’s Rating Condition” by replacing the words “be deemed” appearing in the sixth line thereof with the words “not be required”.

(p) Section 1.1 of the Indenture is hereby amended by amending the definition of “Moody’s Recovery Rate” by replacing the table appearing at the end of clause (ii) thereof in its entirety with the following table:

Number of Moody’s Ratings Subcategories Difference Between the Moody’s Rating and the Moody’s Default Probability Rating	Moody’s Senior Secured Loans	Moody’s Non-Senior Secured Loans
+2 or more	60%	35%
+1	50%	30%
0	45%	25%
1	40%	10%
2	30%	5%
3 or less	20%	0%

(q) Section 1.1 of the Indenture is hereby amended by amending the definition of “Non-Call Period” by replacing the date “July 2013” where it appears in clause (i) thereof with the date “July 20, 2015”.

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(r) Section 1.1 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

“NRSRO”: Any nationally recognized statistical rating organization.

“NRSRO Certification”: A letter, in a form acceptable to the 17g-5 Information Provider, executed by an NRSRO and addressed to the 17g-5 Information Provider, with a copy to the Trustee, the Issuer and the Collateral Manager, attaching a copy of a certification satisfying the requirements of paragraph (a)(3)(iii)(B) of Rule 17g-5, upon which the 17g-5 Information Provider may conclusively rely for purposes of granting such NRSRO access to the 17g-5 Information Provider’s Website.

(s) Section 1.1 of the Indenture is hereby amended by amending the definition of “Payment Date” by adding the words “and, for the avoidance of doubt, the first Payment Date following the First Supplemental Indenture shall be April 22, 2013” immediately after the parenthetical phrase “(or, if such day is not a Business Day, the next succeeding Business Day)” appearing in the last line thereof.

(t) Section 1.1 of the Indenture is hereby amended by amending the definition of “Reinvestment Period” by replacing the date “July 22, 2013” appearing in clause (i) thereof with the date “July 20, 2015”;

(u) Section 1.1 of the Indenture is hereby amended by amending the definition of “Reinvestment Period Extension Date” by replacing the date “July 20, 2015” with the date “July 20, 2017”.

(v) Section 1.1 of the Indenture is hereby amended by amending the definition of “Reinvestment Target Par Balance” by adding a “(i)” after the word “Amount” in the second line thereof and by adding the following words to the end thereof: “plus (ii) the Aggregate Outstanding Amount of any additional Notes issued pursuant to Sections 2.13 and 3.2, or, if greater, the aggregate amount of Principal Proceeds that result from the issuance of such additional Notes”.

(w) Section 1.1 of the Indenture is hereby amended by amending the definition of “Weighted Average Moody’s Rating Factor” by replacing the words “of 1” appearing in the last line thereof with the words “based on the Moody’s Default Probability Rating of the United States government”.

(x) Section 1.1 of the Indenture is hereby amended by adding the following definition in the appropriate alphabetical order:

“Rule 17g-5”: Rule 17g-5 under the Exchange Act.

(y) Section 1.1 of the Indenture is hereby amended by amending the definition of “Subordinated Notes” by adding the words “and the First Supplemental Indenture” after the words “this Indenture”.

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(z) Section 1.2 of the Indenture is hereby amended by adding the following sentence to the end thereof: “All references herein or in any Transaction Document to any of the Notes shall be deemed to include all Notes issued pursuant to the First Supplemental Indenture.”

(aa) Section 2.3 of the Indenture is hereby amended by amending and restating the first and second paragraphs thereof in their entirety as follows:

Authorized Amount; Stated Maturity; Denominations. The aggregate principal amount of Secured Notes and Subordinated Notes that may be authenticated and delivered under this Indenture is limited to U.S.$350,000,000 aggregate principal amount of Notes (except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5, Section 2.6 or Section 8.5 of this Indenture or (ii) additional Notes issued in accordance with Sections 2.13 and 3.2).

Such Notes shall be divided into the Classes, having the designations, original principal amounts and other characteristics as follows:

Class Designation	A	B	Subordinated
Principal Amount[1]	U.S.$203,000,000	U.S.$12,000,000	U.S.$135,000,000
Stated Maturity	July 20, 2023	July 20, 2023	July 20, 2023
Fixed Rate Note	No	No	N/A
Interest Rate:
Floating Rate Note	Yes	Yes	N/A
Index	LIBOR	LIBOR	N/A
Index Maturity	3 month [2]	3 month[2]	N/A
Spread	1.74%[3]	2.40%	N/A
Initial Rating(s):
S&P	AAA	AA+	None
Moody’s	Aaa	Aa1	None
Priority Classes	None	A	A, B
Pari Passu Classes	None	None	None
Junior Classes	B, Subordinated	Subordinated	None
Listed Notes	Yes	Yes	No
Interest deferrable	No	No	N/A

[1]	As of the date of the First Supplemental Indenture.
[2]	LIBOR shall be calculated by reference to three-month LIBOR, in accordance with the definition of LIBOR set forth in Exhibit C hereto.
[3]	For the Interest Accrual Period in which the First Supplemental Indenture Date occurs, the spread for the Class A Notes shall equal 2.40% for each day prior to the First Supplemental Indenture Date and shall equal 1.74% for the First Supplemental Indenture Date and each day thereafter.

(bb) Section 2.13 of the Indenture is hereby amended by adding the following parenthetical after the phrase “Subordinated Notes” where such phrase appears in the second line of clause (a) thereof: “(and, solely in the case of the First Supplemental Indenture, additional Secured Notes)”.

(cc) Section 2.13(a) of the Indenture is hereby amended by adding the following sentence to the end thereof:

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For the avoidance of doubt, any additional issuance of any Class of Secured Notes (other than pursuant to the First Supplemental Indenture) shall require the consent of a Majority of each Class of Secured Notes and a Majority of Subordinated Notes and may only be effected in accordance with Section 8.2 of this Indenture.

(dd) Section 3.2(a) of the Indenture is hereby amended by adding the parenthetical “(and, solely in the case of the First Supplemental Indenture, additional Secured Notes, as applicable)” after the phrase “Subordinated Notes” where such phrase appears (1) in the first line thereof, (2) in the third and fifth lines of subclause (i) thereof, (3) in the fifth and eighth line of subclause (ii) thereof and (4) in the fourth, tenth and twelfth lines of subclause (iii) thereof.

(ee) Section 7.8(a) of the Indenture is hereby amended by deleting the word “Subordinated” where it appears before the word “Notes” in the second line thereof.

(ff) Section 7.18(g) of the Indenture is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

Thereafter, at any time on written notice of one Business Day to the Trustee and S&P, the Collateral Manager may elect a different “row/column combination” to apply to the Collateral Obligations; provided that if: (i) the Collateral Obligations are currently in compliance with the Asset Quality Matrix case then applicable to the Collateral Obligations, the Collateral Obligations comply with the Asset Quality Matrix case to which the Collateral Manager desires to change or (ii) the Collateral Obligations are not currently in compliance with the Asset Quality Matrix case then applicable to the Collateral Obligations or would not be in compliance with any other Asset Quality Matrix case, the Collateral Obligations need not comply with the Asset Quality Matrix case to which the Collateral Manager desires to change so long as the degree of compliance of such Collateral Obligations with each of the Minimum Floating Spread Test, the Moody’s Diversity Test, and Maximum Moody’s Rating Factor Test not in compliance would be maintained or improved if the Asset Quality Matrix case to which the Collateral Manager desires to change is used.

(gg) Article VII of the Indenture is hereby amended by adding the following Section 7.21 to the end thereof:

Section 7.21 Rule 17g-5 Compliance.

(a) To enable the Rating Agencies to comply with their obligations under Rule 17g-5, the Issuer shall post on a password-protected internet website, at the same time such information is provided to the Rating Agencies, all information (which shall not include any Passing Accountants’ Certificate) the Issuer provides to the Rating Agencies for the purposes of re-affirming the initial credit rating of the Notes or undertaking credit rating surveillance of the Notes. In the case of information provided for the purposes of undertaking credit rating surveillance of the Notes, such information shall be posted on a password protected internet website in accordance with the procedures set forth in Section 7.21(b).

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(b) (i) To the extent that a Rating Agency makes an inquiry or initiates communications with the Issuer, the Collateral Manager, the Collateral Administrator or the Trustee that is relevant to such Rating Agency’s credit rating surveillance of the Secured Notes, all responses to such inquiries or communications from such Rating Agency shall be formulated in writing by the responding party or its representative or advisor and shall be provided to the 17g-5 Information Provider who shall promptly post such written response to the 17g-5 Information Provider’s Website in accordance with the procedures set forth in Section 7.21(d), after the responding party or its representative or advisor receives written notification from the 17g-5 Information Provider (which the 17g-5 Information Provider agrees to provide on a reasonably prompt basis) (which may be in the form of e-mail) that such response has been posted on the 17g-5 Information Provider’s Website, such responding party or its representative or advisor may provide such response to such Rating Agency and (ii) to the extent that any of the Issuer, the Collateral Manager, the Collateral Administrator or the Trustee is required to provide any information to, or communicate with, any Rating Agency in accordance with its obligations under this Indenture or the Collateral Management Agreement, the Issuer, the Collateral Manager, the Collateral Administrator or the Trustee, as applicable (or their respective representatives or advisors), shall provide such information or communication to the 17g-5 Information Provider by e-mail at golubcapital17g5@usbank.com, which the 17g-5 Information Provider shall promptly upload to the 17g-5 Information Provider’s Website in accordance with the procedures set forth in Section 7.21(d), and after the applicable party has received written notification from the 17g-5 Information Provider (which the 17g-5 Information Provider agrees to provide on a reasonably prompt basis) (which may be in the form of e-mail) that such information has been uploaded to the 17g-5 Information Provider’s Website, the applicable party or its representative or advisor shall provide such information to such Rating Agency.

(c) Subject to Section 14.16 hereof, the Issuer, the Collateral Manager, the Collateral Administrator and the Trustee (and their respective representatives and advisors) shall be permitted (but shall not be required) to orally communicate with the Rating Agencies regarding any Collateral Obligation or the Notes; provided, that such party summarizes the information provided to the Rating Agencies in such communication and provides the 17g-5 Information Provider with such summary in accordance with the procedures set forth in this Section 7.21 within one Business Day of such communication taking place. The 17g-5 Information Provider shall post such summary on the 17g-5 Information Provider’s Website in accordance with the procedures set forth in Section 7.21(d).

(d) All information to be made available to the Rating Agencies pursuant to this Section 7.21 shall be made available by the 17g-5 Information Provider on the 17g-5 Information Provider’s Website. Information will be posted on the same Business Day of receipt provided that such information is received by 12:00 p.m. (Eastern time) or, if received after 12:00 p.m. (Eastern time), on the next Business Day. The 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction or otherwise is or is not anything other than what it purports to be. In the event that any information is delivered or posted in error, the 17g-5 Information Provider may remove it from the 17g-5 Information Provider’s Website. None of the Trustee, the Collateral Manager, the Collateral Administrator and the 17g-5 Information Provider shall have obtained or shall be deemed to have obtained actual knowledge of any information solely due to receipt and posting to the 17g-5 Information Provider’s Website. Access will be provided by the 17g-5 Information Provider to (A) any NRSRO (other than the Rating Agencies) upon receipt by the Issuer and the 17g-5 Information Provider of an NRSRO Certification from such NRSRO (which may be submitted electronically via the 17g-5 Information Provider’s Website) and (B) to the Rating Agencies, without submission of an NRSRO Certification. Questions regarding delivery of information to the 17g-5 Information Provider may be directed to golubcapital17g5@usbank.com.

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(e) In connection with providing access to the 17g-5 Information Provider’s Website, the 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The 17g-5 Information Provider shall not be liable for unauthorized disclosure of any information that it disseminates in accordance with this Section 7.21 and makes no representations or warranties as to the accuracy or completeness of information made available on the 17g-5 Information Provider’s Website. The 17g-5 Information Provider shall not be liable for its failure to make any information available to the Rating Agencies or NRSROs unless such information was delivered to the 17g-5 Information Provider at the email address set forth in Section 7.21(b)(ii), with a subject heading of “Golub Capital BDC 2010-1” and sufficient detail to indicate that such information is required to be posted on the 17g-5 Information Provider’s Website.

(f) Neither the 17g-5 Information Provider nor the Trustee shall be responsible or liable for the dissemination of any identification numbers or passwords for the 17g-5 Information Provider’s Website, including by the Issuer, the Rating Agencies, any nationally recognized statistical rating organization, any of their respective agents or any other party. Additionally, neither the 17g-5 Information Provider nor the Trustee shall be liable for the use of information posted on the 17g-5 Information Provider’s Website, whether by the Issuer, the Rating Agencies, any nationally recognized statistical rating organization or any other third party that may gain access to the 17g-5 Information Provider’s Website or the information posted thereon.

(g) Notwithstanding anything therein to the contrary, the maintenance by the Trustee of the website described in Section 10.7(g) shall not be deemed as compliance by or on behalf of the Issuer with Rule 17g-5 or any other law or regulation related thereto.

(hh) Section 8.1(a)(i) of the Indenture is hereby amended by adding the words “pursuant to Section 7.10 hereof” immediately after the words “herein and in the Notes”.

(ii) Section 10.1 of the Indenture is hereby amended by amending and restating the third sentence thereof in its entirety as follows:

Each Account shall be established and maintained with (a) a federal or state-chartered depository institution rated at least “A-1” by S&P (or at least “A+” by S&P and “Aa3” by Moody’s if such institution has no short-term rating) and  “P-1” and “A-1” by Moody’s and if such institution’s rating falls below “A-1” by S&P (or below “A+” by S&P or “Aa3” by Moody’s if such institution has no short-term rating) or “P-1” and “A-1” by Moody’s, the assets held in such Account shall be moved within 30 calendar days to another institution that is rated at least “A-1” by S&P (or at least “A+” by S&P and “Aa3” by Moody’s if such institution has no short-term rating) and “P-1” and “A-1” by Moody’s or (b) in segregated trust accounts with the corporate trust department of a federal or state-chartered deposit institution which satisfies the ratings requirements specified clause (a) above and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), and if such institution’s rating falls below the ratings requirements specified in clause (a) above, then the assets held in such Account shall be moved within 30 calendar days to another institution that satisfies the ratings requirements of clause (a) above.

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(jj) Section 10.9(b) of the Indenture is hereby amended by deleting the phrase “and each Rating Agency” where it appears in the third and fourth lines thereof.

(kk) Section 10.10 of the Indenture is hereby amended by (i) adding the phrase “(with the exception of any Accountants’ Certificate)” (A) after the words “delivered to the Trustee hereunder” appearing on the fourth line thereof and (B) after the words “reasonably request” appearing in the fifth line thereof and (ii) adding the phrase “and any annual audited financial statements of any Obligor received by the Issuer (or the Collateral Manager on behalf of the Issuer) since the most recent Monthly Report” immediately after the words “Collateral Obligations” appearing in the twenty-fourth line thereof.

(ll) Section 12.3(a)(iii) of the Indenture is hereby amended by amending and restating the last sentence thereof in its entirety as follows:

To the extent any Substitute Obligation received by the Issuer exceeds the value of the Collateral Obligation being substituted for, such excess shall be deemed a capital contribution from the Originator to the Depositor and from the Depositor to the Issuer.

(mm) Section 12.2 of the Indenture is hereby amended by deleting the word “Subordinated” where it appears in the fourth line of the first paragraph thereof.

(nn) Article XII of the Indenture is hereby amended by adding the following Section 12.15 to the end thereof:

Section 12.5 Consent to Extension of Maturity. The Issuer shall be permitted to consent to an amendment, waiver or other modification to any Collateral Obligation that would extend the maturity thereof if, after giving effect to such amendment, waiver or other modification the extended maturity date of such Collateral Obligation would not be later than the Stated Maturity of the Notes.

(oo) Article XIV of the Indenture is hereby amended by adding the following Section 14.16 to the end thereof:

Section 14.16 Communications with Rating Agencies.

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If the Issuer shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes, the Issuer agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Collateral Manager of such communication. The Issuer agrees that in no event shall it engage in any oral or written communication with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Collateral Manager, unless otherwise agreed to in writing by the Collateral Manager. The Trustee agrees that in no event shall a Trust Officer engage in any oral or written communication with respect to the transactions contemplated hereby or under the Transaction Documents or in any way relating to the Notes with any Rating Agency without the prior written consent (which may be in the form of e-mail correspondence) or participation of the Collateral Manager, unless otherwise agreed to in writing by the Collateral Manager; provided that nothing in this Section 14.16 shall prohibit the Trustee from making available on its internet website the Monthly Reports, Distribution Reports, any information required pursuant to Section 7.21 and other notices or documentation relating to the Notes or this Indenture (other than any Accountants’ Certificate).

(pp) Schedule 5 to the Indenture is hereby amended by amending and restating the last sentence under the section entitled “MOODY’S RATING” in its entirety as follows:

For purposes of the definitions of “Moody’s Default Probability Rating”, “Moody’s Derived Rating” and “Moody’s Rating”, any credit estimate assigned by Moody’s and any Moody’s RiskCalc rating obtained by the Issuer or Collateral Manager shall expire one year from the date such estimate was issued; provided that, for purposes of any calculation under the Indenture, if Moody’s fails to renew for any reason a credit estimate for a previously acquired Collateral Obligation thereunder on or before such one-year anniversary (which may be extended at Moody’s option to the extent the annual audited financial statements for the Obligor have not yet been received), after the Issuer or the Collateral Manager on the Issuer’s behalf has submitted to Moody’s all information required to provide such renewal, (1) the Issuer for a period of 30 days will continue using the previous credit estimate assigned by Moody’s with respect to such Collateral Obligation until such time as Moody’s renews the credit estimate for such Collateral Obligation, (2) after 30 days until the 90th day or until such time as Moody’s renews the credit estimate for such Collateral Obligation, the Collateral Obligation will be treated as having been downgraded by one rating subcategory and (3) after 90 days but before Moody’s renews the credit estimate for such Collateral Obligation, the Collateral Obligation will be deemed to have a Moody’s rating of “Caa3”.

(qq) Schedule 7 to the Indenture is hereby amended by amending and restating the definition of “.EDF” in its entirety as follows:

“.EDF” means, with respect to any Collateral Obligation, the lowest of (A) the lowest of the 5-year expected default frequencies for the current year and previous 4 years for such Collateral Obligation as determined by running the current version of Moody’s RiskCalc in the Credit Cycle Adjusted (“CAA”) mode and (B) the 5-year expected default frequency for such Collateral Obligation as determined by running the current version of Moody’s RiskCalc in the Financial Statement Only (“FSO”) mode.

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(rr) Schedule 7 to the Indenture is hereby amended by amending and restating the definition of “Pre-Qualifying Conditions” in its entirety as follows:

(b) debt/EBITDA ratio is less than 6.0:1.0;

(ss) Schedule 7 to the Indenture is hereby amended by replacing the table appearing in clause (ii) of Section 3 thereof in its entirety with the following table:

Type of Collateral Obligation	Moody’s Recovery Rate
U.S. or Canadian Obligor senior secured, first priority, first lien and first out	50%
U.S. or Canadian Obligor second lien, first lien and last out, all other senior secured	25%
U.S. or Canadian Obligor senior unsecured	25%
U.S. or Canadian Obligor senior subordinated or junior subordinated	25%
Non-U.S. Non-Canadian Obligor any loan	25%

(tt) Schedule 6 to the Indenture is hereby amended by amending and restating Section 1 thereof in its entirety as follows:

(a) (i) If a Collateral Obligation has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

S&P Recovery Rating of a Collateral Obligation	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	75%	85%	88%	90%	92%	95%
1	65%	75%	80%	85%	90%	95%
2	50%	60%	66%	73%	79%	85%
3	30%	40%	46%	53%	59%	65%
4	20%	26%	33%	39%	43%	45%
5	5%	10%	15%	20%	23%	25%
6	2%	4%	6%	8%	10%	10%
	Recovery rate

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(ii)	If (x) a Collateral Obligation does not have an S&P Recovery Rating and such Collateral Obligation is a senior unsecured loan or second lien loan and (y) the issuer of such Collateral Obligation has issued another debt instrument that is outstanding and senior to such Collateral Obligation that is a Senior Secured Loan (a “Senior Secured Debt Instrument”) that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

For Collateral Obligations Domiciled in Group A

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	18%	20%	23%	26%	29%	31%
1	18%	20%	23%	26%	29%	31%
2	18%	20%	23%	26%	29%	31%
3	12%	15%	18%	21%	22%	23%
4	5%	8%	11%	13%	14%	15%
5	2%	4%	6%	8%	9%	10%
6	--	--	--	--	--	--
	Recovery rate

For Collateral Obligations Domiciled in Group B

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	16%	18%	21%	24%	27%	29%
1	16%	18%	21%	24%	27%	29%
2	16%	18%	21%	24%	27%	29%
3	10%	13%	15%	18%	19%	20%
4	5%	5%	5%	5%	5%	5%
5	2%	2%	2%	2%	2%	2%
6	--	--	--	--	--	--
	Recovery rate

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For Collateral Obligations Domiciled in Group C

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	13%	16%	18%	21%	23%	25%
1	13%	16%	18%	21%	23%	25%
2	13%	16%	18%	21%	23%	25%
3	8%	11%	13%	15%	16%	17%
4	5%	5%	5%	5%	5%	5%
5	2%	2%	2%	2%	2%	2%
6	--	--	--	--	--	--
	Recovery rate

(iii)	If (x) a Collateral Obligation does not have an S&P Recovery Rating and such Collateral Obligation is a subordinated loan or subordinated bond and (y) the issuer of such Collateral Obligation has issued another debt instrument that is outstanding and senior to such Collateral Obligation that is a Senior Secured Debt Instrument that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Obligation shall be determined as follows:

For Collateral Obligations Domiciled in Groups A, B and C

S&P Recovery Rating of the Senior Secured Debt Instrument	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and below
1+	8%	8%	8%	8%	8%	8%
1	8%	8%	8%	8%	8%	8%
2	8%	8%	8%	8%	8%	8%
3	5%	5%	5%	5%	5%	5%
4	2%	2%	2%	2%	2%	2%
5	--	--	--	--	--	--
6	--	--	--	--	--	--
	Recovery rate

13

(b) If a recovery rate cannot be determined using clause (a), the recovery rate shall be determined using the following table.

Recovery rates for obligors Domiciled in Group A, B, C or D:

Priority Category	Initial Liability Rating
	“AAA”	“AA”	“A”	“BBB”	“BB”	“B” and “CCC”
Senior Secured Loans
Group A	50%	55%	59%	63%	75%	79%
Group B	45%	49%	53%	58%	70%	74%
Group C	39%	42%	46%	49%	60%	63%
Group D	17%	19%	27%	29%	31%	34%
Senior Secured Loans (Cov-Lite Loans)
Group A	41%	46%	49%	53%	63%	67%
Group B	37%	41%	44%	49%	59%	62%
Group C	32%	35%	39%	41%	50%	53%
Group D	17%	19%	27%	29%	31%	34%
Senior unsecured loans
Group A	18%	20%	23%	26%	29%	31%
Group B	16%	18%	21%	24%	27%	29%
Group C	13%	16%	18%	21%	23%	25%
Group D	10%	12%	14%	16%	18%	20%
Subordinated loans
Group A	8%	8%	8%	8%	8%	8%
Group B	10%	10%	10%	10%	10%	10%
Group C	9%	9%	9%	9%	9%	9%
Group D	5%	5%	5%	5%	5%	5%
	Recovery rate

Group A: Hong Kong, Norway, Singapore, Sweden, U.K., Ireland, Finland, Denmark, Netherlands, Australia, and New Zealand

Group B: Belgium, Germany, Austria, Portugal, Luxembourg, South Africa, Switzerland, Canada, Israel, Japan and United States

Group C: France, Italy, Greece, South Korea, Taiwan, Argentina, Brazil, Chile, Mexico, Spain, Turkey and United Arab Emirates

Group D: Kazakhstan, Russia, Ukraine and others not included in Group A, Group B or Group C

14

(uu) Schedule 6 to the Indenture is hereby amended by amending and restating Section 2 thereof in its entirety as follows:

2. S&P CDO Monitor

Liability Rating	“AAA”	“AA”	“A”	“BBB”	“BB”
Weighted Average S&P Recovery Rate	38.00%	44.19%	47.94%	53.24%	60.31%
	38.50%	44.77%	48.57%	53.94%	61.11%
	39.00%	45.35%	49.20%	54.65%	61.90%
	39.50%	45.93%	49.83%	55.35%	62.69%
	40.00%	46.51%	50.47%	56.05%	63.49%
	40.50%	47.09%	51.10%	56.75%	64.28%
	41.00%	47.67%	51.73%	57.45%	65.08%
	41.50%	48.26%	52.36%	58.15%	65.87%
	42.00%	48.84%	52.99%	58.85%	66.66%
	42.50%	48.84%	52.99%	58.85%	66.66%
	43.00%	50.00%	54.25%	60.25%	68.25%
	43.50%	50.58%	54.88%	60.95%	69.04%
	44.00%	51.16%	55.51%	61.65%	69.84%
	44.50%	51.74%	56.14%	62.35%	70.63%
	45.00%	52.33%	56.77%	63.05%	71.42%
	45.50%	52.91%	57.40%	63.75%	72.22%
	46.00%	53.49%	58.03%	64,45%	73.01%
	46.50%	54.07%	58.67%	65.15%	73.81%
	47.00%	54.65%	59.30%	65.85%	74.60%
	47.50%	55.23%	59.93%	66.56%	75.39%
	48.00%	55.81%	60.56%	67.26%	76.19%
	48.50%	56.40%	61.19%	67.96%	76.98%
	49.00%	56.98%	61.82%	68.66%	77.77%
	49.50%	57.56%	62.45%	69.36%	78.57%

15

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Indenture shall remain in full force and effect. This First Supplemental Indenture shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture other than as expressly set forth herein and shall not constitute a novation of the Indenture.

SECTION 3. REPRESENTATIONS.

The Issuer represents and warrants as of the date of this First Supplemental Indenture as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this First Supplemental Indenture are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws or other organizational documents, or (B) any applicable law or regulation;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this First Supplemental Indenture by or against it;

(d) this First Supplemental Indenture has been duly executed and delivered by it; and

(e) this First Supplemental Indenture constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

Pursuant to Section 8.2 of the Indenture, the effectiveness of this First Supplemental Indenture is conditioned upon (a) obtaining consent of 100% of each Class of Secured Notes, (b) obtaining consent of 100% of the Subordinated Notes, (c) obtaining the consent of the Collateral Manager, (d) obtaining the consent of the Collateral Administrator, (e) delivering to the Trustee an Opinion of Counsel pursuant to Section 8.3(d) of the Indenture, (f) satisfaction of the Global Rating Agency Condition and (g) acknowledgement by the Issuer that it has received adequate consideration for the issuance of the Additional Notes.

SECTION 5. CONSENT AND WAIVER OF COLLATERAL MANAGER.

GC Advisors LLC, as Collateral Manager hereby (i) consents to the amendments set forth in this First Supplemental Indenture and (ii) waives any and all rights it may have to any notices and notice periods in respect of the First Supplemental Indenture, including but not limited to any notices and notice periods (both before and after the execution of the First Supplemental Indenture) set forth in Section 8.2 of the Indenture.

16

SECTION 6. CONSENT AND WAIVER OF COLLATERAL ADMINISTRATOR.

U.S. Bank National Association as Collateral Administrator hereby (i) consents to the amendments set forth in this First Supplemental Indenture and (ii) waives any and all rights it may have to any notices and notice periods in respect of the First Supplemental Indenture, including but not limited to any notices and notice periods (both before and after the execution of the First Supplemental Indenture) set forth in Section 8.3(a) of the Indenture.

SECTION 8. DIRECTION AND RELEASE.

Notwithstanding anything to the contrary herein, each of the Issuer and the Collateral Manager (i) acknowledges that the Trustee enjoys all the rights and protections granted to it under the Indenture, (ii) directs the Trustee to enter into, execute and deliver this First Supplemental Indenture and (iii) agrees that the Trustee shall be fully protected in relying upon the foregoing direction.

SECTION 9. MISCELLANEOUS.

(a) This First Supplemental Indenture may be executed in any number of counterparts (including by facsimile or other electronic means) and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this First Supplemental Indenture are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This First Supplemental Indenture may not be amended or otherwise modified except as provided in the Indenture.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this First Supplemental Indenture.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) The Trustee accepts the amendments to the Indenture as set forth in this First Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Issuer and, except as provided in the Indenture, the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this First Supplemental Indenture and makes no representation with respect thereto.

17

(g) This First Supplemental Indenture represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(h) THIS FIRST SUPPLEMENTAL INDENTURE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

18

IN WITNESS WHEREOF, the undersigned have caused this First Supplemental Indenture No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Executed as a deed by:

GOLUB CAPITAL BDC 2010-1 LLC,
as the Issuer

By: /s/ David B. Golub

Name: David B. Golub

Title: Manager

S-1	Golub Capital BDC 2010-1 Supplemental Indenture No. 1

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Jeffrey B. Stone

Name: Jeffrey B. Stone

Title: Vice President

S-2	Golub Capital BDC 2010-1 Supplemental Indenture No. 1

Acknowledged and Agreed to:

GC ADVISORS LLC,

as Collateral Manager

By:/s/ David B. Golub

Name: David B. Golub

Title: Manager

S-3	Golub Capital BDC 2010-1 Supplemental Indenture No. 1

Acknowledged and Agreed to:

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Administrator

By: /s/ Jeffrey B. Stone

Name: Jeffrey B. Stone

Title: Vice President

S-4	Golub Capital BDC 2010-1 Supplemental Indenture No. 1

Exhibit A-1

FORM of Global Class A Note

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
AMENDED AND RESTATED CLASS A SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS AMENDED AND RESTATED NOTE (THIS “NOTE’) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. A-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

Ex. A-1-2

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]1

1 For Regulation S Notes only.

Ex. A-1-3

GOLUB CAPITAL BDC 2010-1 LLC

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
AMENDED AND RESTATED CLASS A SENIOR SECURED FLOATING RATE NOTES DUE 2023

A/[R][S]-1	[DATE]

CUSIP No.: 38172Y AG2[2]U38257 AD0[3]	Up to U.S.$203,000,000

ISIN No.: US38172YAG26[4]USU38257AD08[5]

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on July 20, 2023 (the “Stated Maturity”) except as provided below and in the Indenture. The obligations of the Issuer under this Class A Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if any such day is not a Business Day, the next succeeding Business Day), at the rate set forth in the Indenture on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class A Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Interest will cease to accrue on each Class A Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class A Note is called for redemption and principal payments hereon are not paid upon surrender of this Class A Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class A Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class A Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class A Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class A Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

2 Rule 144A Global Class A Note.

3 Regulation S Global Class A Note.

4 Rule 144A Global Class A Note.

5 Regulation S Global Class A Note.

Ex. A-1-4

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Amended and Restated Class A Senior Secured Floating Rate Notes due 2023 (the “Class A Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2013, the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010 and as supplemented pursuant to Supplemental Indenture No. 1, dated as of February 15, 2013 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class A Notes, payments of interest on Secured Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class A Notes, or one or more predecessor Class A Notes, registered as such at the close of business on the relevant Record Date.

Transfers of this [Rule 144A][Regulation S] Global Secured Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of the DTC or to a successor of the DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note will be transferable in accordance with the DTC’s rules and procedures in use at such time.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

Ex. A-1-5

The Issuer, the Trustee and any agent of the Issuer or the Trustee shall treat the Person in whose name this Note is registered as the owner of this Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Note (whether or not this Note is overdue) and, except as otherwise expressly provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding [Regulation S][Rule 144A] Global Secured Note subject to the restrictions as set forth in the Indenture. This [Rule 144A][Regulation S] Global Secured Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

Upon redemption, exchange of or increase in any interest represented by this [Rule 144A][Regulation S] Global Secured Note, this [Rule 144A][Regulation S] Global Secured Note shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Class A Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

Ex. A-1-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________
Name:
Title:

Ex. A-1-7

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: _________________________________

Authorized Signatory

Ex. A-1-8

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The outstanding principal amount of the Class A Notes represented by this [Rule 144A][Regulation S] Global Secured Note on the Closing Date is U.S.$203,000,000. The following exchanges, redemptions of or increase in the whole or a part of the Class A Notes represented by this [Rule 144A][Regulation S] Global Secured Note have been made:

Date exchange/ increase made	Original principal amount of this [Rule 144A][Regulation S] Global Secured Note	Part of principal amount of this [Rule 144A][Regulation S] Global Secured Note exchanged/redeemed/ increased	Remaining principal amount of this [Rule 144A][Regulation S] Global Secured Note following such exchange/redemption/ increase	Notation made by or on behalf of the Issuer

Ex. A-1-9

Exhibit A-2

FORM OF CERTIFICATED CLASS A NOTE

CERTIFICATED NOTE
representing
Amended and restated CLASS A SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS AMENDED AND RESTATED NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. A-2-1

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

Ex. A-2-2

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

Ex. A-2-3

GOLUB CAPITAL BDC 2010-1 LLC

CERTIFICATED NOTE
representing
AMENDED AND RESTATED CLASS A SENIOR SECURED FLOATING RATE NOTES DUE 2023

A/R-1	[DATE]

CUSIP No.: 38172Y AH0	U.S.$[______________]

ISIN No.: US38172YAH09

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [____________________], or its registered assigns, upon presentation and surrender of this Class A Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [__________________] United States Dollars (U.S.$[___________]) on July 20, 2023 (the “Stated Maturity”), except as provided below and in the Indenture. The obligations of the Issuer under this Class A Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day), at the rate set forth in the Indenture on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class A Note (or one or more predecessor Class A Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Interest will cease to accrue on each Class A Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class A Note is called for redemption and principal payments hereon are not paid upon surrender of this Class A Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class A Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class A Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class A Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class A Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. A-2-4

This Note is one of a duly authorized issue of Amended and Restated Class A Senior Secured Floating Rate Notes due 2023 (the “Class A Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2013, the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010 and supplemented pursuant to that Supplemental Indenture No. 1, dated as of February 15, 2013 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Class A Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class A Notes, payments of interest on such Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class A Notes, or one or more predecessor Class A Notes, registered as such at the close of business on the relevant Record Date.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a Tax Redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

The Issuer, the Trustee, and any agent of the Issuer or the Trustee shall treat the Person in whose name this Class A Note is registered as the owner of this Class A Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Class A Note (whether or not this Class A Note is overdue) and, except as otherwise expressly provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

Ex. A-2-5

If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class A Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Class A Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

Ex. A-2-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________
Name:
Title:

Ex. A-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:____________________________________

Authorized Signatory

Ex. A-2-8

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

___________________________________________

___________________________________________
Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

the within Security and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date: _______________                           Your Signature _________________________________

(Sign exactly as your name

appears in the security)

Ex. A-2-9

Exhibit B-1

FORM of Global Class B Note

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
AMENDED AND RESTATED CLASS B SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS AMENDED AND RESTATED NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. B-1-1

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

Ex. B-1-2

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]6

6 For Regulation S Notes only.

Ex. B-1-3

THIS NOTE MAY HAVE BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE ISSUER WILL PROMPTLY PROVIDE TO ANY HOLDER OF THE NOTE INFORMATION REGARDING (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE ISSUER AT 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: David Golub, facsimile No. (312) 201-9167.

Ex. B-1-4

GOLUB CAPITAL BDC 2010-1 LLC

[RULE 144A][REGULATION S] GLOBAL SECURED NOTE
representing
AMENDED AND RESTATED CLASS B SENIOR SECURED FLOATING RATE NOTES DUE 2023

B/[R][S]-1	[DATE]

CUSIP No.: 38172Y AJ6[7]U38257 AE8[8]	Up to U.S.$12,000,000

ISIN No.: US38172YAJ64[9]USU38257AE80[10]

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on July 20, 2023 (the “Stated Maturity”) except as provided below and in the Indenture. The obligations of the Issuer under this Class B Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if any such day is not a Business Day, the next succeeding Business Day), at the rate equal to LIBOR plus 2.40% per annum on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class B Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Payments of principal of and interest on this Class B Note are subordinated to the payment on each Payment Date of certain other amounts in accordance with the Priority of Payments and Section 13.1 of the Indenture.

Interest will cease to accrue on each Class B Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class B Note is called for redemption and principal payments hereon are not paid upon surrender of this Class B Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class B Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class B Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class B Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class B Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

[7]	Rule 144A Global Class B Note.
[8]	Regulation S Global Class B Note.
[9]	Rule 144A Global Class B Note.
[10]	Regulation S Global Class B Note.

Ex. B-1-5

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Amended and Restated Class B Senior Secured Floating Rate Notes due 2023 (the “Class B Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2013, the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010 and supplemented pursuant to that Supplemental Indenture No.1, dated as of February 15, 2013 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class B Notes, payments of interest on Secured Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class B Notes, or one or more predecessor Class B Notes, registered as such at the close of business on the relevant Record Date.

Transfers of this [Rule 144A][Regulation S] Global Secured Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of the DTC or to a successor of the DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note will be transferable in accordance with the DTC’s rules and procedures in use at such time.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

Ex. B-1-6

The Issuer, the Trustee and any agent of the Issuer or the Trustee shall treat the Person in whose name this Note is registered as the owner of this Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Note (whether or not this Note is overdue) and, except as otherwise expressly provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Interests in this [Rule 144A][Regulation S] Global Secured Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding [Regulation S][Rule 144A] Global Secured Note subject to the restrictions as set forth in the Indenture. This [Rule 144A][Regulation S] Global Secured Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

Upon redemption, exchange of or increase in any interest represented by this [Rule 144A][Regulation S] Global Secured Note, this [Rule 144A][Regulation S] Global Secured Note shall be endorsed on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Class B Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

Ex. B-1-7

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________

Name:

Title:

Ex. B-1-8

CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:____________________________________

Authorized Signatory

Ex. B-1-9

SCHEDULE A

SCHEDULE OF EXCHANGES OR REDEMPTIONS

The outstanding principal amount of the Class B Notes represented by this [Rule 144A][Regulation S] Global Secured Note on the Closing Date is U.S.$12,000,000. The following exchanges, redemptions of or increase in the whole or a part of the Class B Notes represented by this [Rule 144A][Regulation S] Global Secured Note have been made:

Date exchange/ increase made	Original principal amount of this [Rule 144A][Regulation S] Global Secured Note	Part of principal amount of this [Rule 144A][Regulation S] Global Secured Note exchanged/redeemed/ increased	Remaining principal amount of this [Rule 144A][Regulation S] Global Secured Note following such exchange/redemption/ increase	Notation made by or on behalf of the Issuer

Ex. B-1-10

Exhibit B-2

FORM OF CERTIFICATED CLASS B NOTE

CERTIFICATED NOTE
representing
AMENDED AND RESTATED CLASS B SENIOR SECURED FLOATING RATE NOTES DUE 2023

THIS AMENDED AND RESTATED NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) TO A QUALIFIED PURCHASER IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE ACQUISITION OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THE NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”) OR (II) EITHER ITS ACQUISITION, HOLDING AND DISPOSITION OF SUCH OFFERED NOTE (A) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF ANY OF SECTION 408(b)(17) OF ERISA OR SECTION 4975(d)(20) OF THE CODE, PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14, EACH AS AMENDED, OR AN EXEMPTION SIMILAR TO THE FOREGOING EXEMPTIONS OR (B) IN THE CASE OF A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO OTHER PLAN LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF OTHER PLAN LAW. SUCH REPRESENTATION SHALL BE DEEMED MADE ON EACH DAY FROM THE DATE ON WHICH THE ACQUIRER ACQUIRES ITS INTEREST IN THE OFFERED NOTE THROUGH AND INCLUDING THE DATE ON WHICH THE ACQUIRER DISPOSES OF ITS INTEREST IN THE OFFERED NOTE.

Ex. B-2-1

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE BY ACQUIRING THIS NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

Ex. B-2-2

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE THAT IS NOT A “UNITED STATES PERSON” (AS DEFINED IN SECTION 7701(a)(30) OF THE CODE) WILL MAKE, OR BY ACQUIRING THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO MAKE, A REPRESENTATION TO THE EFFECT THAT (A) EITHER (I) IT IS NOT A BANK EXTENDING CREDIT PURSUANT TO A LOAN AGREEMENT ENTERED INTO IN THE ORDINARY COURSE OF ITS TRADE OR BUSINESS (WITHIN THE MEANING OF SECTION 881(c)(3)(A) OF THE CODE), OR (II) IT IS A PERSON THAT IS ELIGIBLE FOR BENEFITS UNDER AN INCOME TAX TREATY WITH THE UNITED STATES THAT ELIMINATES U.S. FEDERAL INCOME TAXATION OF U.S. SOURCE INTEREST NOT ATTRIBUTABLE TO A PERMANENT ESTABLISHMENT IN THE UNITED STATES, AND (B) IT IS NOT PURCHASING THIS NOTE IN ORDER TO REDUCE ITS U.S. FEDERAL INCOME TAX LIABILITY PURSUANT TO A TAX AVOIDANCE PLAN.

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS NOTE, BY ACQUIRING THIS NOTE OR ITS INTEREST IN THIS NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS NOTE AS DEBT OF THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

THIS NOTE MAY HAVE BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE ISSUER WILL PROMPTLY PROVIDE TO ANY HOLDER OF THE NOTE INFORMATION REGARDING (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE ISSUER AT 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: David Golub, facsimile No. (312) 201-9167.

Ex. B-2-3

GOLUB CAPITAL BDC 2010-1 LLC

CERTIFICATED NOTE
representing
AMENDED AND RESTATED CLASS B SENIOR SECURED FLOATING RATE NOTES DUE 2023

B/R-1	[DATE]

CUSIP No.: 38172Y AK3	U.S.$[______________]

ISIN No.: US38172YAK38

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [____________________], or its registered assigns, upon presentation and surrender of this Class B Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [__________________] United States Dollars (U.S.$[___________]) on July 20, 2023 (the “Stated Maturity”), except as provided below and in the Indenture. The obligations of the Issuer under this Class B Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive.

The Issuer promises to pay interest, if any, on the 20th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day), at the rate equal to LIBOR plus 2.40% per annum on the Aggregate Outstanding Amount hereof until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Class B Note (or one or more predecessor Class B Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to such Payment Date.

Payments of principal of and interest on this Class B Note are subordinated to the payment on each Payment Date of certain other amounts in accordance with the Priority of Payments and Section 13.1 of the Indenture.

Interest will cease to accrue on each Class B Note, or in the case of a partial repayment, on such repaid part, from the date of repayment. If this Class B Note is called for redemption and principal payments hereon are not paid upon surrender of this Class B Note, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Interest Rate for each successive Interest Accrual Period this Class B Note remains Outstanding; provided that the reason for such non-payment is not the fault of such Noteholder. The principal of this Class B Note shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. The principal of this Class B Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Class B Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Ex. B-2-4

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Amended and Restated Class B Senior Secured Floating Rate Notes due 2023 (the “Class B Notes” and, together with the other classes of Notes issued under the Indenture, as supplemented as of February 15, 2103, the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010, as supplemented pursuant to that Supplemental Indenture No. 1, dated as of February 15, 2013 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Class B Note is subject to optional redemption, in whole but not in part, as specified in the Indenture. In the case of any optional redemption of Class B Notes, payments of interest on such Notes so to be redeemed which are payable on or prior to the Redemption Date will be payable to the Holders of such Class B Notes, or one or more predecessor Class B Notes, registered as such at the close of business on the relevant Record Date.

If (a) a redemption occurs because any Coverage Test is not satisfied as set forth in Section 9.1 of the Indenture, (b) a redemption occurs because a Majority of the Subordinated Notes provides written direction to this effect as set forth in Section 9.2 of the Indenture, (c) a Special Redemption occurs (x) during the Reinvestment Period, if the Collateral Manager is unable to identify additional Collateral Obligations in sufficient amounts to permit the investment or reinvestment of all or a portion of the funds then in the Collection Account or (y) after the Effective Date, due to the failure to obtain Rating Agency confirmation of the Initial Ratings of the Secured Notes, each as set forth in Section 9.6 of the Indenture or (d) a Tax Redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, then in each case this Note may be redeemed, in whole or (in respect of any redemption other than pursuant to clauses (b) (except in the case of a redemption in part by Class from Refinancing Proceeds) and (d)) in part, in the manner, under the conditions and with the effect provided in the Indenture. In connection with any redemption pursuant to clause (d), Holders of 100% of the Aggregate Outstanding Amount of any Class of Secured Notes may elect to receive less than 100% of the Redemption Price that would otherwise be payable to such Holders of Secured Notes.

The Issuer, the Trustee, and any agent of the Issuer or the Trustee shall treat the Person in whose name this Class B Note is registered as the owner of this Class B Note on the Register on the applicable Record Date for the purpose of receiving payments of principal of and interest on this Class B Note (whether or not this Class B Note is overdue) and, except as otherwise provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

Ex. B-2-5

If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

The Class B Notes will be issued in minimum denominations of U.S.$1,000,000 and integral multiples of U.S.$1,000 in excess thereof.

Title to Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Class B Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows –

Ex. B-2-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________
Name:
Title:

Ex. B-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:____________________________________

Authorized Signatory

Ex. B-2-8

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

___________________________________________

___________________________________________
Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

the within Security and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date: _______________                                  Your Signature ____________________________________

(Sign exactly as your name appears

in the security)

Ex. B-2-9

Exhibit C

FORM OF CERTIFICATED SUBORDINATED NOTE

AMENDED AND RESTATED CERTIFICATED SUBORDINATED NOTE

SUBORDINATED NOTES DUE 2023

THIS AMENDED AND RESTATED SUBORDINATED NOTE (THIS “SUBORDINATD NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS SUBORDINATED NOTE, AGREES THAT THIS SUBORDINATED NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW TO A UNITED STATES PERSON AS DEFINED IN SECTION 7701(a)(30) OF THE CODE, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”) WHO IS A QUALIFIED PURCHASER FOR PURPOSES OF SECTION 3(C)(7) OF THE 1940 ACT, AS AMENDED (A “QUALIFIED PURCHASER”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB WHO IS A QUALIFIED PURCHASER PURCHASING FOR THE ACCOUNT OF A QIB WHO IS A QUALIFIED PURCHASER, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(1)-(3) OR (7) UNDER THE SECURITIES ACT) WHO IS A QUALIFIED PURCHASER PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAW OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE HOLDER HEREOF, BY ACQUIRING THIS SUBORDINATED NOTE, REPRESENTS THAT EITHER: (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING OR HOLDING THIS SUBORDINATED NOTE OR ANY INTEREST THEREIN ON BEHALF OF OR WITH ANY ASSETS OF, ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), ANY PLAN TO WHICH SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) APPLIES, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY (COLLECTIVELY, A “BENEFIT PLAN INVESTOR”), OR GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ARRANGEMENT SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION SUBSTANTIVELY SIMILAR OR OF SIMILAR EFFECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“OTHER PLAN LAW”); OR (II)(A) IF IT IS, OR IS ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR, ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS SUBORDINATED NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) IF IT IS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, (I) IT IS NOT, AND FOR SO LONG AS IT HOLDS THIS SUBORDINATED NOTE OR INTEREST THEREIN WILL NOT BE, SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW OR REGULATION THAT COULD CAUSE THE UNDERLYING ASSETS OF THE ISSUER TO BE TREATED AS ASSETS OF THE HOLDER OF THIS SUBORDINATED NOTE (OR ANY INTEREST THEREIN) BY VIRTUE OF ITS INTEREST AND THEREBY SUBJECT THE ISSUER OR THE COLLATERAL MANAGER (OR OTHER PERSONS RESPONSIBLE FOR THE INVESTMENT AND OPERATION OF THE ISSUER’S ASSETS) TO OTHER PLAN LAW (“SIMILAR LAW”) AND (II) ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS SUBORDINATED NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT VIOLATION OF ANY OTHER PLAN LAW. THE HOLDER HEREOF, BY ACQUIRING THIS SUBORDINATED NOTE, ACKNOWLEDGES BOTH THAT (I) IT MUST PROVIDE TO THE REGISTRAR OF THE SUBORDINATED NOTE ANY INFORMATION REQUIRED UNDER THE INDENTURE (IN THE SOLE DETERMINATION OF THE ISSUER, TRUSTEE OR REGISTRAR, AS APPLICABLE) TO MAKE SUCH ACQUISITION EFFECTIVE AND IN THE FORM OF CERTIFICATE REQUIRED BY THE INDENTURE, AND (II) IT MUST AGREE TO CERTAIN TRANSFER RESTRICTIONS REGARDING ITS INTEREST IN THIS SUBORDINATED NOTE.

Ex. C-1

THE PRINCIPAL OF THIS SUBORDINATED NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SUBORDINATED NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS SUBORDINATED NOTE IS A PRINCIPAL ONLY NOTE AND DOES NOT BEAR ANY INTEREST.

THE RIGHTS OF THE HOLDERS OF THIS SUBORDINATED NOTE TO RECEIVE PRINCIPAL ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A NOTES AND THE CLASS B NOTES TO RECEIVE PRINCIPAL AND INTEREST TO THE EXTENT SET FORTH IN THE INDENTURE.

THIS SUBORDINATED NOTE MAY NOT BE ACQUIRED OR OWNED BY ANY PERSON THAT IS CLASSIFIED FOR U.S. FEDERAL INCOME TAX PURPOSES AS A DISREGARDED ENTITY (UNLESS THE BENEFICIAL OWNER FOR U.S. FEDERAL INCOME TAX PURPOSES OF THE DISREGARDED ENTITY IS A CORPORATION, OTHER THAN A SUBCHAPTER S CORPORATION, OR IS OTHERWISE TAXABLE AS A CORPORATION), PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST UNLESS SUCH PERSON OBTAINS AN OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT CAUSE GOLUB CAPITAL BDC 2010-1 LLC (THE “ISSUER”) TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION.

Ex. C-2

THIS SUBORDINATED NOTE (AND ANY INTEREST HEREIN) MAY NOT BE ACQUIRED, SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF OR CAUSED TO BE MARKETED, (I) ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, (II) ON OR THROUGH A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)” WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE, INCLUDING A MARKET WHEREIN ANY NOTE (OR INTEREST THEREIN) IS REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO ANY NOTE (OR INTEREST THEREIN) AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS, OR (III) IF SUCH ACQUISITION, SALE, TRANSFER, ASSIGNMENT, PARTICIPATION, PLEDGE OR OTHER DISPOSITION WOULD CAUSE THE SUBORDINATED NOTES (OR INTEREST THEREIN) TO BE HELD BY MORE THAN 100 PERSONS.

THIS SUBORDINATED NOTE (AND ANY INTEREST HEREIN) MAY NOT BE TRANSFERRED IN AN AMOUNT LESS THAN THE MINIMUM DENOMINATION APPLICABLE TO THIS SUBORDINATED NOTE.

NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF ONE OR MORE NOTES (A “TRANSFER”) SHALL BE MADE UNLESS SIMULTANEOUSLY WITH THE TRANSFER (1) A PROPORTIONATE AMOUNT OF MEMBERSHIP INTERESTS OF THE ISSUER (“MEMBERSHIP INTERESTS”) ARE TRANSFERRED SO THAT THE RATIO OF THE PERCENTAGE INTEREST OF THE MEMBERSHIP INTERESTS SO TRANSFERRED TO ALL MEMBERSHIP INTERESTS AND THE RATIO OF THE PERCENTAGE INTEREST OF THE NOTES SO TRANSFERRED TO ALL NOTES ARE EQUAL, (2) THE TRANSFERS OF MEMBERSHIP INTERESTS AND NOTES REFERRED TO HEREIN ARE MADE TO THE SAME PERSON, AND (3) THE PERCENTAGE INTEREST OF THE MEMBERSHIP INTERESTS AND NOTES, RESPECTIVELY, SO TRANSFERRED IS NO LESS THAN TEN (10%) PERCENT.

AS A CONDITION TO THE PAYMENT OF ANY AMOUNT HEREUNDER WITHOUT THE IMPOSITION OF WITHHOLDING TAX, THE TRUSTEE SHALL REQUIRE CERTIFICATION ACCEPTABLE TO IT TO ENABLE THE ISSUER AND THE TRUSTEE TO DETERMINE THEIR DUTIES AND LIABILITIES WITH RESPECT TO ANY TAXES THAT THEY MAY BE REQUIRED TO PAY, DEDUCT OR WITHHOLD IN RESPECT OF THIS SUBORDINATED NOTE OR THE HOLDER HEREOF UNDER ANY PRESENT OR FUTURE LAW OR REGULATION OF THE UNITED STATES OR ANY PRESENT OR FUTURE LAW OR REGULATION OF ANY POLITICAL SUBDIVISION THEREOF OR TAXING AUTHORITY THEREIN OR TO COMPLY WITH ANY REPORTING OR OTHER REQUIREMENTS UNDER ANY SUCH LAW OR REGULATION.

Ex. C-3

EACH HOLDER AND BENEFICIAL OWNER OF THIS SUBORDINATED NOTE BY ACQUIRING THIS SUBORDINATED NOTE AGREES AND COVENANTS THAT IT WILL PROVIDE TO THE ISSUER AND THE TRUSTEE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER OR THE TRUSTEE, AS APPLICABLE) FOR THE ISSUER AND THE TRUSTEE TO DETERMINE ITS STATUS FOR PURPOSES OF SECTIONS 1471 THROUGH 1474 OF THE CODE (INCLUDING ANY INFORMATION REQUIRED TO DETERMINE THE PROPER RATE OF WITHHOLDING UNDER SUCH CODE SECTIONS).

EACH HOLDER AND EACH BENEFICIAL OWNER OF THIS SUBORDINATED NOTE, BY ACQUIRING THIS SUBORDINATED NOTE OR AN INTEREST IN THIS SUBORDINATED NOTE, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE AGREED TO TREAT, AND SHALL TREAT, THIS SUBORDINATED NOTE AS EQUITY IN THE ISSUER FOR U.S. FEDERAL AND, TO THE EXTENT PERMITTED BY LAW, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND SHALL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT UNLESS REQUIRED BY ANY RELEVANT TAXING AUTHORITY.

Ex. C-4

GOLUB CAPITAL BDC 2010-1 LLC

CERTIFICATED SUBORDINATED NOTE
representing
AMENDED AND RESTATED SUBORDINATED NOTES DUE 2023

S/R-1	[DATE]

CUSIP No.: 38172Y AL1[11]38172Y AM9[12]	U.S.$135,000,000

ISIN No.: US38172YAL11[13]US38172YAM93[14]

GOLUB CAPITAL BDC 2010-1 LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promises to pay to [__________] or its registered assigns, upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of One Hundred Thirty Five Million United States Dollars (U.S.$135,000,000) on July 20, 2023 (the “Stated Maturity”), except as provided below and in the Indenture.

The obligations of the Issuer under this Subordinated Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Assets in accordance with the Indenture, and following realization of the Assets in accordance with the Indenture, all claims of Subordinated Noteholders shall be extinguished and shall not thereafter revive. The Subordinated Notes represent unsecured, subordinated obligations of the Issuer and are not entitled to security under the Indenture.

The principal of this Subordinated Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Subordinated Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

Payments of Interest Proceeds and Principal Proceeds to the Holders of the Subordinated Notes are subordinated to payments in respect of the Secured Notes as set forth in the Indenture and failure to pay such amounts to the Holders of the Subordinated Notes will not constitute an Event of Default under the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Responsible Officers, this Subordinated Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Subordinated Note is one of a duly authorized issue of Amended and Restated Subordinated Notes due 2023 (the “Subordinated Notes” and, together with the Secured Notes issued under the Indenture, as supplemented as of February 15, 2013 the “Notes”) issued and to be issued under an indenture dated as of July 16, 2010, and supplemented pursuant to that Supplemental Indenture No. 1, dated as of February 2013 (the “Indenture”), among the Issuer and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee as permitted under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.

11 Transferees other than Accredited Investors.

12 Transferees that are Accredited Investors.

13 Transferees other than Accredited Investors.

14 Transferees that are Accredited Investors.

Ex. C-5

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

This Subordinated Note may be redeemed, in whole but not in part, (a) on any Payment Date on or after the redemption or repayment in full of the Secured Notes, at the direction of a Majority of the Subordinated Notes, or (b) if a Tax Redemption occurs because a Majority of an Affected Class or a Majority of the Subordinated Notes so direct the Trustee following the occurrence of a Tax Event as set forth in Section 9.3 of the Indenture, in the manner, under the conditions and with the effect provided in the Indenture.

This Certificated Subordinated Note may be transferred to a transferee acquiring Certificated Subordinated Notes, subject to and in accordance with the restrictions set forth in the Indenture.

The Issuer, the Trustee, and any agent of the Issuer or the Trustee shall treat the Person in whose name this Subordinated Note is registered as the owner of this Subordinated Note on the Register on the applicable Record Date for the purpose of receiving distributions of Principal Proceeds of and Interest Proceeds on this Subordinated Note (whether or not this Subordinated Note is overdue) and, except as otherwise expressly provided in the Indenture, on any other date for all other purposes whatsoever, and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

The Subordinated Notes in the form of Certificated Subordinated Notes will be issued in minimum denominations of U.S.$100,000 and integral multiples of U.S.$1.00 in excess thereof.

Title to Subordinated Notes shall pass by registration in the Register kept by the Registrar.

No service charge shall be made for registration of transfer or exchange of this Subordinated Note, but the Issuer, the Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE SUBORDINATED NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE SUBORDINATED NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE SUBORDINATED NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

Ex. C-6

IN WITNESS WHEREOF, the Issuer has caused this Subordinated Note to be duly executed as of the date set forth above.

GOLUB CAPITAL BDC 2010-1 LLC

By: Golub Capital BDC, Inc.,

its designated manager

By: _____________________________

Name:

Title:

Ex. C-7

CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:____________________________________

Authorized Signatory

Ex. C-8

ASSIGNMENT FORM

For value received ___________________________________________

does hereby sell, assign, and transfer to

___________________________________________

___________________________________________
Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

the within Security and does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date:                                  Your Signature
(Sign exactly as your name
appears in the security

Ex. C-9